Supplement to the Current Prospectus

MFS(R) Diversified Target Return Fund
Effective April 18, 2008, Class R shares and Class R2 shares are converted to Class R3 shares.

Effective April 21, 2008, Class R3, Class R4, and Class R5 are renamed Class R2, Class R3, and Class R4, respectively.

In the current prospectus, all references to Class R3, Class R4, and Class R5 are hereby changed to Class R2, Class R3, and Class R4, respectively.

Effective May 1, 2008, Class R1, Class R2 (formerly Class R3), Class R3 (formerly Class R4), and Class R4 (formerly Class R5) shares of the fund are offered for sale to eligible investors.


                The date of this supplement is May 1, 2008.